September 23, 1999

                                 The Emerging Markets
                                 Income Fund Inc

Dear Shareholders:

We are pleased to provide this annual report for The Emerging Markets Income Fund Inc ("the Fund") as of August 31, 1999. Included in this report is an analysis of the Fund's performance versus the benchmark and its peer group, a commentary on the emerging debt markets, a statement of the Fund's investments as of August 31,1999 and financial statements for the year ended August 31, 1999.

During the twelve months ended in August, the net asset value of the Fund increased from $7.83 per share at August 31, 1998 to $11.16 per share at August 31, 1999. Dividends of $2.41 per share from net investment income were paid during this period. Assuming reinvestment of these dividends in additional shares of the fund, the total rate of return based on net asset value for the year ended August 31, 1999 was 83.46%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ("EMBI+"), a standard measure of return for the emerging markets debt, returned 30.47%. The Fund's outperformance, which was the result of several factors highlighted below, places the Fund #1 within the Lipper, Inc. category of open end and closed end emerging markets income funds for the year ended August 31, 1999. (Lipper is a major fund-tracking organization.)

At August 31, 1999, the Fund, as a percentage of total investments, was approximately 99% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The balance of the Fund's assets was invested in short-term investments.

Emerging Markets Debt

The Fund's fiscal year opened in the aftermath of the Russian debt crisis of August 1998. For the balance of 1998, a rally occurred in emerging markets debt, largely due to monetary easing by the U.S. Federal Reserve Board ("Fed") and U.S. Congressional approval of funding for the International Monetary Fund ("IMF"). The agreement, as well as a lack of forced selling by non-dedicated investors, caused the market to rise from September through the end of the year. In January 1999, the market again traded down due to concerns over the Brazilian devaluation of its local currency, which led to investors demanding a higher risk premium from emerging markets debt.

Despite the market's turmoil at the beginning of the Fund's fiscal year and worries stemming from Brazil's currency devaluation, global contagion was not as severe as might have been expected. This relative calm was due to a number of positive world events, including the Fed monetary easing, Congressional funding for the IMF and a reduction in leverage dedicated to credit risk investments.

The Fed raised interest rates by 50 basis points during 1999 in response to the ongoing strength of the U.S. economy. The process of anticipating these two 25 basis point rate increases has influenced bond market investors worldwide and has impacted emerging markets debt. The Fed has emphasized its commitment to price stability and its governors have made a number of public speeches outlining their concerns. This high profile approach on the part of the Fed has increased the bond market's focus on the U.S. economy and the outlook for increases in rates.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

The following is a brief description of developments in key countries over the past twelve months:

Argentina. Argentina's 27.72% return slightly trailed the performance of the Index for the 12 months ended August 31, 1999. The country has come through a difficult period as it coped with large refinancing needs during a recession. The presidential election scheduled for October 24, 1999 represents a turning point in Argentine politics as it is the end of President Menem's second term. Opposition candidate Fernando de la Rua has a comfortable lead one month ahead of the elections. Both parties have affirmed their commitment to continuing the policy of convertibility.

Brazil. As mentioned previously, the most notable event to occur in Brazil during the period was the devaluation of the country's local currency, the real, in January. The devaluation caused spillover throughout Latin America, but the deterioration in market sentiment was short lived. Brazil's recovery from the effects of its January currency devaluation continues to be impressive. Brazil has exceeded the fiscal targets outlined in its IMF agreement for the first six months of 1999. In addition, unemployment and inflation levels have exceeded projections and underscore the progress Brazil is making in reforming its economy. The most compelling evidence of Brazil's progress in 1999 is the change in the overnight borrowing rate set by the Central Bank. In an effort to stabilize the currency and prevent an inflationary spike, the Central Bank set the overnight rate at 45% after the devaluation in January. That rate has been gradually reduced over the ensuing months. The current overnight borrowing rate is 19.5%. Brazil continues to have an ambitious structural reform agenda which includes changes to the taxation and social security schemes. Despite recent political noise, the working relationship between the administration and congress remains intact and we expect further positive developments on these important initiatives in the fourth quarter. Brazil returned 27.58% in the twelve months ended August 31, 1999.

Ecuador. In a development with potentially negative implications for all emerging markets, Ecuador announced that it would delay a $96 million coupon payment on its Brady bonds due on August 31, 1999. In addition, Ecuador also announced plans to restructure its $6 billion of Brady debt outstanding. Any restructuring is expected to take considerable time and involve a number of important parties including the Ecuadorian government and congress, the IMF and international investors. It is too early to make a definite determination of value in Ecuador until a firm restructuring proposal is presented. Ecuador's debt declined 16.97% during the Fund's fiscal year.

Mexico. Mexico remains a safe haven investment in the emerging markets universe. It is the only major Latin American country that is not in recession in 1999. Its political and economic leadership is very solid and its need for external financing is quite low. We expect a smooth transition to new leadership in the upcoming presidential election, the first such contest where the election of the PRI party candidate is not a foregone conclusion.

Venezuela. Venezuela was the best performing emerging markets debt issuer in the Index over the past 12 months, returning 69.03%. The presidential race in November resulted in a decisive victory for Hugo Chavez, who won 56% of the vote. This was the largest victory in 15 years, a clear mandate for change. Although a controversial figure prior to the election, Chavez seems to be softening his views with regard to a major shift in economic policy, indicating that he is a proponent of continuing a dialogue with the IMF and the current "shadow program." The Constituent Assembly, a key element of President Chavez's plan to reform the Venezuelan political system, was elected in July. In a stunning development, 91% of the seats were won by allies of President Chavez. The agenda for the Assembly revolves around the drafting of a new constitution for Venezuela. The initial draft of the constitution is expected to be available in late October 1999. This document will have important implications for the future of external capital investment in Venezuela. We believe the political agenda will take precedence over any economic issues during the balance of 1999 as the new Constitution is reviewed and ratified. Oil prices at current levels are giving Venezuela the economic flexibility to address the constitutional changes.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Russia. Russia was the second best performing country in the Index over the past 12 months, returning 61.06%. The country continues to work with the IMF on an expanded financing package. Spokesmen for the IMF indicated pleasant surprise at the status of Russia's macroeconomic reforms. On the political front, Kremlin intrigue continues as the Duma elections in December and the presidential election in June 2000 approach. Prime Minister Stepashin was fired by President Yeltsin and replaced by Vladimir Putin, the fifth Russian prime minister in 17 months. Allegations of money laundering in the private sector have raised questions concerning misuse of IMF aid money by the public sector. These political issues will likely keep volatility in Russia high over the next few months.

Morocco. King Hassan II died after 38 years on the throne. He has been replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new king. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government initiatives in Morocco.

Outlook

Our outlook for emerging markets debt is positive based upon the current spread level of 1,100 basis points over Treasuries. The economic rebound in Asia and the apparent bottoming of the recession in many Latin American countries points to an improving macroeconomic environment for emerging market countries. We expect the market to remain volatile but believe that we are being well compensated for this price risk at current spread levels.

                                      * * *

In a continuing effort to provide timely information concerning The Emerging Markets Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Emerging Markets Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,


/s/ Heath B. McLendon                       /s/ William D. Cvengros

Heath B. McLendon                           William D. Cvengros
Co-Chairman of the Board                    Co-Chairman of the Board


/s/ Peter J. Wilby                          /s/ Thomas K. Flanagan

Peter J. Wilby                              Thomas K. Flanagan
Executive Vice President                    Executive Vice President

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments
August 31, 1999

   Principal
    Amount (a)    Bonds -- 85.4%                                                       Value
-----------------------------------------------------------------------------------------------
                  Argentina -- 14.7%
                  Republic of Argentina:
Peso    250,000+    8.750% due 7/10/02 .........................................    $   204,778
        500,000+    14.250% due 11/30/02* ......................................        472,500
Peso  1,500,000+    11.750% due 2/12/07 ........................................      1,205,788
Peso    741,435+    BOCON, Pro 1, 2.7696% due 4/1/07* ..........................        466,833
        837,000+    FRB, Series L, 5.9375% due 3/31/05* ........................        716,681
      4,125,000+    Global Bond, 11.000% due 12/4/05 ...........................      3,774,375
      1,550,000+    Global Bond, 11.750% due 4/7/09 ............................      1,429,875
        750,000+    Structured Note, 11.447% due 4/10/05*(b) ...................        645,000
                                                                                    -----------
                                                                                      8,915,830
                                                                                    -----------
                  Brazil -- 12.8%
      1,000,000+  Companhia Energetica De Sao Paulo, 9.125% due 6/26/07* .......        860,000
                  Federal Republic of Brazil:
      6,739,213+    Capitalization (C) Bond, 8.000% due 4/15/14(c) .............      4,051,952
      1,500,000+    DCB, Series L, 5.9375% due 4/15/12* ........................        855,937
      3,000,000+    NMB, Series L, 5.9375% due 4/15/09* ........................      1,976,250
                                                                                    -----------
                                                                                      7,744,139
                                                                                    -----------
                  Bulgaria -- 3.5%
                  Republic of Bulgaria:
      3,000,000+    FLIRB, Series A, 2.750% due 7/28/12* .......................      1,822,500
        450,000+    IAB, 6.500% due 7/28/11* ...................................        310,781
                                                                                    -----------
                                                                                      2,133,281
                                                                                    -----------
                  Colombia -- 5.1%
                  Republic of Colombia:
      2,500,000+    10.875% due 3/9/04 .........................................      2,387,500
        800,000+    12.471% due 8/13/05* .......................................        700,000
                                                                                    -----------
                                                                                      3,087,500
                                                                                    -----------
                  Costa Rica -- 4.5%
      3,000,000+  Costa Rica, Principal Bond, Series A, 6.250% due 5/21/10 .....      2,745,000
                                                                                    -----------

                  Croatia -- 3.2%
      2,500,000+  Republic of Croatia, FRN, 6.45625% due 7/31/10* ..............      1,962,500
                                                                                    -----------

                  Ecuador -- 1.4%
      2,350,000+  Republic of Ecuador, Discount Bond, 6.000% due 2/28/25*(d)....        837,188
                                                                                    -----------


                 See accompanying notes to financial statements.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments (continued)
August 31, 1999

   Principal
    Amount (a)    Bonds -- 85.4% (continued)                                           Value
-----------------------------------------------------------------------------------------------
                  Indonesia -- 2.8%
      1,000,000+  APP International Finance Company B.V., 11.750% due 10/1/05 ..    $   725,000
      1,500,000+  Tjiwi Kimia International Finance Company B.V.,
                    10.000% due 8/1/04 .........................................        952,500
                                                                                    -----------
                                                                                      1,677,500
                                                                                    -----------
                  Ivory Coast -- 1.5%
                  Republic of Ivory Coast:
        375,000+    2.000% due 3/29/18* ........................................         92,813
      2,107,000+    FLIRB, 2.000% due 3/29/28*,# ...............................        521,482
        933,075+    PDI Bond, 2.000% due 3/29/18*,# ............................        289,253
                                                                                    -----------
                                                                                        903,548
                                                                                    -----------
                  Mexico -- 5.6%
      1,000,000+  Grupo Industrial Durango, 12.000% due 7/15/01 ................        982,500
      1,000,000+  Hylsa S.A. de C.V., 9.250% due 9/15/07 .......................        760,000
                  United Mexican States, Global Bond:
        500,000+    10.375% due 2/17/09 ........................................        505,250
      1,100,000+    11.375% due 9/15/16 ........................................      1,147,443
                                                                                    -----------
                                                                                      3,395,193
                                                                                    -----------
                  Panama -- 2.4%
      2,000,000+  Republic of Panama, IRB, 4.2500% due 7/17/14* ................      1,430,000
                                                                                    -----------

                  Peru -- 4.1%
      4,250,000+  Republic of Peru, PDI Bond, 4.500% due 3/7/17* ...............      2,488,906
                                                                                    -----------

                  Philippines -- 3.8%
      2,450,000+  Republic of the Philippines, Global Bond, 9.875% due 1/15/19..      2,318,312
                                                                                    -----------

                  Poland -- 1.7%
                  Republic of Poland:
        250,000+    Par Bond, 3.000% due 10/27/14* .............................        146,875
      1,000,000+    PDI Bond, 5.000% due 10/27/14* .............................        873,750
                                                                                    -----------
                                                                                      1,020,625
                                                                                    -----------
                  Russia -- 5.5%
      6,175,000+  Russian Government, Global Bond, 12.750% due 6/24/28 .........      3,342,219
                                                                                    -----------

                 See accompanying notes to financial statements.

                                                                                         Page 5

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

August 31, 1999

   Principal
    Amount (a)    Bonds -- 85.4% (concluded)                                          Value
-----------------------------------------------------------------------------------------------
                  South Korea -- 0.9%
                  Export-Import Bank of Korea, Global Bond:
        250,000+    7.250% due 6/25/01 .........................................    $   247,987
         35,000+    6.500% due 2/10/02 .........................................         33,987
        250,000+  Korea Development Bank, Global Bond, 7.900%, due 2/1/02 ......        250,913
                                                                                    -----------
                                                                                        532,887
                                                                                    -----------
                  Uruguay -- 1.2%
        789,473+  Uruguay, DCB, Series B, 6.500% due 2/18/07* ..................        753,947
                                                                                    -----------

                  Venezuela -- 10.7%
                  Republic of Venezuela:
      3,428,565+    FLIRB, Series A, 6.000% due 3/31/07* .......................      2,389,281
      5,000,000+    Global Bond, 13.625% due 8/15/18 ...........................      4,125,000
                                                                                    -----------
                                                                                      6,514,281
                                                                                    -----------
                  Total Bonds (Cost -- $54,811,967).............................     51,802,856
                                                                                    -----------


                  Loan Participations++ -- 11.6%
-----------------------------------------------------------------------------------------------
                  The People's Democratic Republic of Algeria:
        363,636+    Tranche A, 6.750% due 3/4/00* (Chase Manhattan Bank) .......        350,000
      1,090,908+    Tranche 1, 6.000% due 9/4/06* (Chase Manhattan Bank) .......        730,908
      2,000,000+    Tranche 3, 6.000% due 3/4/10* (Chase Manhattan Bank) .......      1,280,000
        138,860+  Government of Jamaica, Tranche A, 6.125%
                    due 10/15/00* (Chase Manhattan Bank) .......................        130,528
     15,700,000+  Russian Government, Principal Loan, due 12/15/20##,(d)
                    (Chase Manhattan, Goldman Sachs, ING Bank, J.P. Morgan) ....      1,746,625
                  Kingdom of Morocco:
Yen 125,474,574+    Tranche A, 2.2325% due 1/1/09* (Goldman Sachs) .............        834,143
      2,454,166+    Tranche A, 5.90625% due 1/1/09* (Morgan Guaranty
                      Trust Company of New York) ...............................      1,981,739
                                                                                    -----------
                  Total Loan Participations (Cost -- $8,587,773) ...............      7,053,943
                                                                                    -----------


      Contracts   Purchased Options## -- 0.3%
-----------------------------------------------------------------------------------------------
     21,000,000     Hong Kong Dollar., Put @ HKD 7.8025, expiring 1/20/00 ......        127,323
     10,850,000     Hong Kong Dollar., Put @ HKD 7.8165, expiring 1/26/00 ......         47,957
                                                                                    -----------
                  Total Options (Cost -- $259,290) .............................        175,280
                                                                                    -----------


                 See accompanying notes to financial statements.

Page 6

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Investments (concluded)
August 31, 1999

    Warrants      Warrants## -- 2.1%                                                  Value
-----------------------------------------------------------------------------------------------
          2,950+  Republic of Argentina Warrants, expiring 12/3/99 .............    $    12,538
         16,491+  United Mexican States Warrants, expiring 2/18/00 .............      1,236,825
                                                                                    -----------
                  Total Warrants (Cost -- $815,848).............................      1,249,363
                                                                                    -----------
                  Sub-Total Investments (Cost -- $64,474,878)...................     60,281,442
                                                                                    -----------

   Principal
    Amount (a)    Repurchase Agreement -- 0.6%
-----------------------------------------------------------------------------------------------

        371,000   State Street Bank, 5.380%, dated 8/31/99, $371,055 due 9/1/99
                    (collateralized by $335,000 U.S. Treasury Bond
                    due 11/15/16, valued at $378,500) (Cost -- $371,000)........        371,000
                                                                                    -----------
                  Total Investments -- 100% (Cost -- $64,845,878**).............    $60,652,442
                                                                                    ===========

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT AUGUST 31, 1999:

              Contracts        In Exchange     Contracts at        Delivery        Unrealized
             to Deliver            For             Value             Date         Depreciation
           ---------------    -------------   -------------        --------       ------------

Sale.....  Yen 115,500,000    US $1,017,621   US $1,067,085        11/2/99          $49,464

-------------
   (a) Principal denominated in U.S. dollars unless otherwise indicated.
   (b) Coupon rate is derived from a formula based on the yields of other Argentina Global bonds.
   (c) Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (d) Security in default as of or subsequent to August 31, 1999.
     * Rate shown reflects rate in effect at 8/31/99 on instrument with variable rates or step coupon rates.
    ** Aggregate cost for federal income tax purposes is substantially the same.
     + All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 4.
    ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
     # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
    ## Non-income producing security.

   Abbreviations used in this statement:
   BOCON    - Bonos De Consolidacion.
   DCB      - Debt Conversion Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRB      - Floating Rate Bond.
   FRN      - Floating Rate Note.
   HKD      - Hong Kong Dollar.
   IAB      - Interest Arrears Bond.
   IRB      - Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   Yen      - Japanese Yen.

                 See accompanying notes to financial statements.

                                                                                        Page 7

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Assets and Liabilities
August 31, 1999

Assets
  Investments, at value (Cost -- $64,474,878)........................................    $60,281,442
  Repurchase agreement...............................................................        371,000
  Receivable for securities sold.....................................................      2,477,654
  Interest receivable................................................................      1,600,175
  Prepaid expenses...................................................................          8,597
                                                                                         -----------
  Total Assets.......................................................................     64,738,868
                                                                                         -----------
Liabilities
  Due to Custodian...................................................................         73,228
  Loan payable (Note 4)..............................................................     20,000,000
  Net unrealized depreciation on forward foreign currency contracts..................         49,464
  Accrued interest expense on loan...................................................         36,395
  Accrued management fee (Note 2)....................................................         26,230
  Accrued advisory fee (Note 2)......................................................         18,736
  Other accrued expenses.............................................................        158,223
                                                                                         -----------
  Total Liabilities..................................................................     20,362,276
                                                                                         -----------
  Net Assets.........................................................................    $44,376,592
                                                                                         ===========
Net Assets
  Common Stock ($0.001 par value, authorized
  100,000,000; 3,976,520 shares outstanding).........................................    $     3,977
  Additional paid-in capital.........................................................     55,167,012
  Undistributed net investment income................................................         24,746
  Accumulated net realized loss on investments.......................................     (6,576,866)
  Net unrealized depreciation on investments and foreign currency....................     (4,242,277)
                                                                                         -----------
  Net Assets.........................................................................    $44,376,592
                                                                                         ===========

Net Asset Value Per Share ($44,376,592 / 3,976,520 shares)...........................         $11.16
                                                                                              ======



                 See accompanying notes to financial statements.

Page 8

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Operations
For the Year Ended August 31, 1999

Income
  Interest (includes discount accretion of $2,359,677)...............................    $  9,427,448

Expenses
  Interest on loan.....................................................    $1,296,575
  Management fee.......................................................       283,965
  Advisory fee.........................................................       202,832
  Custodian............................................................        66,970
  Audit and tax services...............................................        51,890
  Directors' fees and expenses.........................................        34,040
  Legal................................................................        32,830
  Printing.............................................................        29,430
  Transfer agent expenses..............................................        21,995
  Listing fees.........................................................        17,614
  Other...............................................................          9,709       2,047,850
                                                                           ----------    ------------
Net Investment Income................................................................       7,379,598
                                                                                         ------------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
  Net Realized Loss on:
    Investments......................................................................      (5,760,434)
    Foreign currency transactions....................................................        (141,703)
                                                                                         ------------
                                                                                           (5,902,137)
                                                                                         ------------
  Net Change in Unrealized Appreciation (Depreciation) on:
    Investments......................................................................      20,488,795
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies..............................................         (42,870)
                                                                                         ------------
                                                                                           20,445,925
                                                                                         ------------
Net Gain on Investments and Foreign Currency Transactions............................      14,543,788
                                                                                         ------------
Net Increase in Net Assets From Operations...........................................    $ 21,923,386
                                                                                         ============

                 See accompanying notes to financial statements.

                                                                                               Page 9

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Statement of Changes in Net Assets
For the Year Ended August 31,

                                                                                1999               1998
-------------------------------------------------------------------------------------------------------------
Operations
  Net investment income.................................................    $  7,379,598        $  7,212,295
  Net realized loss on investments and foreign currency transactions....      (5,902,137)           (223,513)
  Net change in unrealized appreciation (depreciation)..................      20,445,925         (40,030,717)
                                                                            ------------        ------------
  Net Increase (Decrease) in Net Assets From Operations.................      21,923,386         (33,041,935)
                                                                            ------------        ------------
Dividends and Distributions to Shareholders
  From net investment income............................................      (9,246,330)         (7,315,909)
  From net realized capital gains.......................................           --            (10,439,304)
  From capital..........................................................         (96,730)              --
  In excess of net realized capital gains...............................           --               (819,780)
                                                                            ------------        ------------
  Net Decrease in Net Assets From
    Dividends and Distributions to Shareholders.........................      (9,343,060)        (18,574,993)
                                                                            ------------        ------------
Capital Share Transactions
  Proceeds from shares issued in reinvestment of dividends
    (208,092 and 256,294 shares issued).................................       2,273,673           4,265,949
                                                                            ------------        ------------
Total Increase (Decrease) in Net Assets.................................      14,853,999         (47,350,979)
                                                                            ------------        ------------
Net Assets
  Beginning of year.....................................................      29,522,593          76,873,572
                                                                            ------------        ------------
  End of year (includes undistributed net investment
    income of $24,746 and $2,036,529, respectively).....................    $ 44,376,592        $ 29,522,593
                                                                            ============        ============

Statement of Cash Flows
For the Year Ended August 31, 1999

Cash Flows Provided by Operating Activities:
  Purchases of securities............................................................           $(51,554,868)
  Net sales of short-term investments................................................              4,208,000
  Proceeds from sales of securities and principal paydowns...........................             49,662,744
                                                                                                ------------
                                                                                                   2,315,876
  Net investment income..............................................................              7,379,598
Adjustments to reconcile net investment income to net cash provided by operating activities:
  Accretion of discount on investments...............................................             (2,359,677)
  Interest on payment-in-kind bonds..................................................               (115,451)
  Net change in receivables/payables related to operations...........................               (405,807)
                                                                                                ------------
  Net Cash Provided by Operating Activities..........................................              6,814,539
                                                                                                ------------
Cash Flows Used by Financing Activities:
  Proceeds from shares issued in reinvestment of dividends...........................              2,273,673
  Dividends and distributions paid...................................................             (9,343,060)
                                                                                                ------------
  Net Cash Used by Financing Activities..............................................             (7,069,387)
                                                                                                ------------
Net Decrease in Cash.................................................................               (254,848)
Cash at Beginning of Year............................................................                181,620
                                                                                                ------------
Due to Custodian at End of Year......................................................           $    (73,228)
                                                                                                ============

                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

     The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging market countries. As a secondary objective, the Fund seeks capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

     However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (f) Distribution of income and gains. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

     (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

1.  Organization and Significant Accounting Policies (concluded)

     expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended August 31, 1999, the Fund paid interest expense of $1,671,951.

2.   Management and Advisory Fees and Other Transactions

     The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

     The Fund has also entered into an investment advisory agreement with Value Advisors LLC (the "Investment Adviser") to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

     At August 31, 1999, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

3.   Portfolio Activity and Tax Information

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 1999 aggregated $51,671,576 and $52,254,523 respectively. The federal income tax cost basis of the Fund's investments at August 31, 1999 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $2,897,387 and $7,090,823, respectively, resulting in a net unrealized depreciation on investments of $4,193,436.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

4.   Bank Loan

     The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with INGBaring (U.S.) Capital LLC. The interest rate on the loan is 7.17875% and the maturity date is November 22, 1999. The collateral for the loan was valued at $60,236,032 on August 31, 1999 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.   Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 1999 was $7,053,943.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

6.   "When and If" Issued Bonds

     "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At August 31, 1999, the Fund has a concentration risk in sovereign debt of emerging market countries.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Notes to Financial Statements (concluded)

7.   Credit and Market Risk (continued)

     The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

8.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of August 31, 1999, the Fund has an outstanding contract to sell 115,500,000 Japanese Yen for U.S. $1,017,621 for a scheduled settlement on November 2, 1999.

9.   Dividend Subsequent to August 31, 1999

     On September 1, 1999, the Board of Directors of the Fund declared a dividend of $.4125 per share, from net investment income, payable on September 24, 1999 to shareholders of record September 14, 1999.

10.  Capital Loss Carryforward

     At August 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $3,667,000, available to offset future capital gains through August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Financial Highlights

Selected data per share of common stock outstanding throughout each year:

                                                                          Year Ended August 31,
                                                      --------------------------------------------------------------
                                                       1999          1998          1997          1996          1995
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..............      $ 7.83        $21.89        $18.04        $13.38        $16.23
                                                      ------        ------        ------        ------        ------
Net investment income...........................        1.88          2.02          2.10          2.24          1.95
Net realized gain (loss) and change in
  unrealized appreciation (depreciation) on
  securities and foreign currency translations..        3.83        (10.84)         5.00          4.10         (2.22)
                                                      ------        ------        ------        ------        ------
Total from investment operations................        5.71         (8.82)         7.10          6.34         (0.27)
                                                      ------        ------        ------        ------        ------
Dividends and distributions to shareholders from:
   Net investment income........................       (2.41)        (2.03)        (2.19)        (1.65)        (1.37)
   Net realized capital gains...................        --           (2.98)        (1.06)        (0.03)        (0.49)
   Capital......................................       (0.02)         --            --            --            --
Distributions in excess of net realized
   capital gains................................        --           (0.23)         --            --           (0.72)
                                                      ------        ------        ------        ------        ------
Total dividends and distributions to
   shareholders.................................       (2.43)        (5.24)        (3.25)        (1.68)        (2.58)
                                                      ------        ------        ------        ------        ------
Increase in net asset value due to shares issued
   on reinvestment of dividends.................        0.05          --            --            --            --
                                                      ------        ------        ------        ------        ------
Net increase (decrease) in net asset value......        3.33        (14.06)         3.85          4.66         (2.85)
                                                      ------        ------        ------        ------        ------
Net asset value, end of year....................      $11.16        $ 7.83        $21.89        $18.04        $13.38
                                                      ======        ======        ======        ======        ======

Per share market value, end of period...........      $12.50        $ 9.50      $19.4375       $16.625        $13.00
                                                      ======        ======        ======        ======        ======
Total investment return based on market
   price per share (a)..........................      62.97%       -35.00%        39.18%        42.46%        -1.76%

Ratios to Average Net Assets:
   Total expenses, including
     interest expense...........................       5.03%         3.79%         3.58%         4.41%         5.15%
   Total expenses, excluding
     interest expense (operating expenses)......       1.85%         1.73%         1.70%         1.87%         2.00%
   Net investment income........................      18.13%        11.56%        10.44%        14.34%        14.45%

Supplemental Data:
   Net assets, end of period.................... $44,376,592   $29,522,593   $76,873,572   $63,349,266   $46,993,103
   Portfolio turnover rate......................         87%          141%          112%           98%           80%
   Bank loan outstanding, end of period......... $20,000,000   $20,000,000   $20,000,000   $20,000,000   $20,000,000
   Interest rate on bank loan, end of period....    7.17875%      6.28125%         6.50%      6.60156%       7.5625%
   Weighted average bank loan................... $20,000,000   $20,000,000   $20,000,000   $20,000,000   $20,000,000
   Weighted average interest rate...............       6.48%         6.44%         6.64%         6.96%         7.50%

------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund Inc (the "Fund") at August 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. The financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
October 18, 1999

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information

Summary of quarterly results of operations (unaudited)*

                                                                                     Net Realized Gain
                                                                                     (Loss) & Change in
                                                          Net Investment               Net Unrealized
                                                              Income             Appreciation (Depreciation)
                                                         ----------------        ---------------------------
                                                                     Per                            Per
Quarters Ended                                            Total     Share             Total        Share
------------------------------------------------------------------------------------------------------------
November 30, 1994...........................             $1,595     $0.46           $ (3,082)    $ (0 .88)

February 28, 1995...........................              1,599      0.45             (9,960)       (2.83)

May 31, 1995................................              1,744      0.49              5,054         1.44

August 31, 1995.............................              1,894      0.55                205         0.05

November 30, 1995...........................              1,859      0.53              1,412         0.40

February 29, 1996...........................              1,989      0.57              5,477         1.56

May 31, 1996................................              2,070      0.58              4,137         1.18

August 31, 1996.............................              1,933      0.56              3,379         0.96

November 30, 1996...........................              1,978      0.56              8,841         2.52

February 28, 1997...........................              1,840      0.53              3,833         1.09

May 31, 1997................................              1,803      0.51                951         0.27

August 31, 1997.............................              1,744      0.50              3,923         1.12

November 30, 1997...........................              1,668      0.47             (5,181)       (1.47)

February 27, 1998...........................              1,827      0.51                491         0.14

May 29, 1998................................              1,996      0.53             (3,192)       (0.85)

August 31, 1998.............................              1,721      0.51            (32,372)       (8.66)

November 30, 1998...........................              2,052      0.54             13,631         3.61

February 26, 1999...........................              1,938      0.51             (4,077)       (1.08)

May 28, 1999................................              1,775      0.45              5,209         1.32

August 31, 1999.............................              1,615      0.38               (219)       (0.02)

*Totals expressed in thousands of dollars except per share amounts.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Manager depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Manager's provision of investment management services, including handling of securities trades, pricing and account services. The Investment Manager has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, the Investment Manager has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Manager or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

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T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I N C

Directors
CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

WILLIAM D. CVENGROS
      Co-Chairman of the Board;
      Chief Executive Officer,
      President and Member of the
      Board of Value Advisors LLC and
      Chief Executive Officer and
      President of PIMCO Advisors L.P.

LESLIE H. GELB
      President, The Council
      on Foreign Relations

HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon
      Smith Barney Inc.
      President, Smith Barney Mutual Fund
      Management Inc.
      Chairman, Smith Barney Strategy Advisors Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

WILLIAM D. CVENGROS
      Co-Chairman of the Board

HEATH B. MCLENDON
      Co-Chairman of the Board

STEPHEN J. TREADWAY
      President

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

THOMAS K. FLANAGAN
      Executive Vice President

NEWTON SCHOTT
      Executive Vice President

PETER J. WILBY
      Executive Vice President

CHRISTINA T. SYDOR
      Secretary

ANTHONY PACE
      Controller

The Emerging Markets Income Fund Inc

      7 World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT ADVISER
      Value Advisors LLC
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

CUSTODIAN
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      EMD

                 The Emerging Markets
                 Income Fund Inc

                 Annual Report

                 August 31, 1999

-----------------------------------------------------
                 The Emerging Markets Income Fund Inc
                 ----------------------------------------------------------


American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169


EMDANN 8/99